UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2004

MONMOUTH COMMUNITY BANCORP (Exact name of registrant as specified in charter)

New Jersey (State or other jurisdiction of incorporation)	0-49925 (Commission File Number)	22-3757709 (IRS Employer Identification No.)

627 Second Avenue, Long Branch, New Jersey (Address of principal executive offices)	07740 (Zip Code)

Registrant's telephone number, including area code: (732) 571-1300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.

        On October 28, 2004, Monmouth Community Bancorp issued a press release announcing its consolidated financial results for the three-month period ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report.

        The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number 99.1	Description Press Release Re: Consolidated Financial Results for the Three-Month Period Ended September 30, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH COMMUNITY BANCORP (Registrant) By: /s/ James S. Vaccaro James S. Vaccaro Chairman and Chief Executive Officer

Date: October 29, 2004

EXHIBIT INDEX

Exhibit Number 99.1	Description Press Release Re: Consolidated Financial Results for the Three-Month Period Ended September 30, 2004